UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2005
LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24274 (Commission File Number)	33-0361285 (IRS Employer Identification No.)
6455 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 452-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On December 19, 2005, La Jolla Pharmaceutical Company (the “Company”) was notified by Nasdaq that it had been granted an extension of time to comply with the Nasdaq minimum bid price rule. If, on or before January 6, 2006, the closing price of the Company’s common stock is at least $1.00 for a minimum of 10 consecutive trading days, the Company will regain compliance with the minimum bid price rule and maintain its listing on the Nasdaq National Market. As further discussed below, on December 21, 2005, the Company effected a one-for-five reverse stock split and its common stock will begin to trade on a post-stock split basis on December 22, 2005.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 21, 2005, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”). The Amendment was effective as of 5:00 p.m. (EST). The purpose of the Amendment was to effectuate a reverse split of the issued and outstanding common stock of the Company whereby every five shares of the Company’s common stock were combined into one share of the Company’s common stock. The Company’s common stock will begin to trade on the Nasdaq National Market on a post-reverse stock split basis on December 22, 2005. The Company will pay cash, based on the closing price of the Company’s common stock on December 20, 2005, for any fractional shares that result from the reverse stock split. The reverse stock split was approved by the board of directors of the Company on October 17, 2005 and by the Company’s stockholders on December 12, 2005.
     As a result of the reverse stock split, the Company’s issued and outstanding common stock was reduced from approximately 162,570,378 shares to approximately 32,514,075 shares. The authorized capital of the Company was not affected by the Amendment. A copy of the Amendment is attached hereto as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of La Jolla Pharmaceutical Company, effective December 21, 2005

99.1	Press Release, dated December 21, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY
Date: December 21, 2005	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of La Jolla Pharmaceutical Company, effective December 21, 2005

99.1	Press Release, dated December 21, 2005